SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported)  June 7, 1996

                         BALCOR CURRENT INCOME FUND-85
                       A REAL ESTATE LIMITED PARTNERSHIP
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                2-95910
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3344227
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
- -----------------------------
Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
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a) El Dorado Hills Apartments

In 1985, the Partnership acquired the El Dorado Apartments, San Diego, California, utilizing approximately $3,514,620 in offering proceeds. The property was acquired subject to first mortgage financing of approximately $17,659,805. In 1995, the mortgage loan was refinanced with a new mortgage loan in the amount of $16,900,000. The Partnership received excess proceeds of approximately $257,000.

On June 12, 1996, the Partnership contracted to sell the property for a sale price of $29,600,000 to an unaffiliated party, Security Capital Pacific Trust, a Maryland real estate investment trust. The purchaser has deposited $300,000 into an escrow account as earnest money. The purchaser is expected to take title to the property subject to the existing first mortgage loan which is expected to have an outstanding loan balance of $16,784,938 at closing. The remaining portion of the sale price will be payable in cash at closing, which is scheduled for July 9, 1996. If the purchaser is unable to obtain the consent of the holder of the loan to the assumption on or before July 2, 1996, the closing may be extended to a date no later than August 8, 1996. From the proceeds of the sale, the Partnership will pay $370,000 to an unaffiliated party as a brokerage commission. An affiliate of the third party providing property management services for the property will receive a fee of $222,000 for services in connection with the sale. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions, including the lender's consent. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

b) American Way Mall

In 1986, the Partnership acquired the American Way Mall, Fairfield, New Jersey, utilizing approximately $17,444,000 in offering proceeds. The property has no underlying debt.

On June 7, 1996, the Partnership contracted to sell the property for a sale price of $5,200,000 to an unaffiliated person, Robert Heidenberg. The purchaser has deposited $100,000 into an escrow account as earnest money and will pay the remaining $5,100,000 at closing, scheduled for July 22, 1996.
From the proceeds of the sale, the Partnership will pay closing costs and $156,000 to an unaffiliated party as a brokerage commission. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for its actual expenses incurred in connection with the sale.
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In the event that, prior to August 22, 1996 the purchaser or any affiliate thereof transfers any portion of the property to a third party specified in the agreement of sale, the Partnership will be entitled to 25% of the net sale proceeds in excess of $5,200,000 in connection with such sale.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, its possible the sale of the property may not occur.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

             None

     (C)  EXHIBITS:

          (2) (a) Agreement of Sale and attachment thereto relating to the sale of El Dorado Hills, San Diego, California.

                (b) Agreement of Sale and attachment thereto relating to the sale of American Way Mall, Fairfield, New Jersey.

     No information is required under Items 1, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.
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Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                    BALCOR CURRENT INCOME FUND-85
                    A REAL ESTATE LIMITED PARTNERSHIP

                         By:  Balcor Current Income Partners-85,
                                 an Illinois general partnership, its general
                                 partner

                         By:  The Balcor Company,
                                 a Delaware corporation,
                                 a partner

                         By:  /s/  Jerry M. Ogle
                                ------------------------------------
                                 Jerry M. Ogle, Vice President
                                 and Secretary

Dated:  June 18, 1996
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